UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006
QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, Suite 800, San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On May 3, 2006, Quantum Peripheral Products (Ireland) Limited (“QPPI”), a wholly owned subsidiary of Quantum Corporation, conveyed its leasehold interest in the property located in Dundalk, County Louth, Ireland to Ciaran O’ Donoghue and Niall O’ Donoghue, in their capacity as affiliates of iQon Property Limited of Finnabair Industrial Park, Dundalk, County Louth.  The purchase price was Euro 5,000,000.00 which, after conversion into US currency, amounted to US$6,250,695.00.  As part of the transaction, QPPI will have rent free exclusive possession of the property through August 1, 2006.  All VAT related fees will be borne by the purchasers.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by the terms and conditions of the documents, which are filed as exhibits to this Form 8-K and incorporated by reference herein.

 ITEM 9.01 Financial Statements and Exhibits

            (c) Exhibits

                 Exhibit 10.1 – Particulars and Conditions of Sale between Quantum Perepheral Products (Ireland) Limited (as Vendor) and Ronan Egan ( in Trust) (as Purchaser)

                 Exhibit 10.2 – License Agreement, between Quantum Perepheral Products (Ireland) Limited (as Licensee) and Ciaran O’ Donoghue and Nuiall O’ Donoghue (as Licensor)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/ SHAWN HALL
Shawn Hall Vice President, General Counsel and Secretary

Dated:    May 9, 2006

EXHIBIT INDEX

Exhibit 10.1 – Particulars and Conditions of Sale between Quantum Perepheral Products (Ireland) Limited (as Vendor) and Ronan Egan ( in Trust) (as Purchaser)

Exhibit 10.2 – License Agreement, between Quantum Perepheral Products (Ireland) Limited (as Licensee) and Ciaran O’ Donoghue and Nuiall O’ Donoghue (as Licensor)

Exhibit 10.1

WARNING: IT IS RECOMMENDED THAT THE WITHIN SHOULD NOT BE
COMPLETED WITHOUT PRIOR LEGAL ADVICE

Law Society of Ireland

GENERAL CONDITIONS OF SALE
2001 EDITION

PARTICULARS
and
CONDITIONS OF SALE
of

Units at Finnabair Industrial Park, Dundalk, Co. Louth

SALE BY PRIVATE TREATY

Vendor:                                                  Quantum Peripheral Products (Ireland) Limited

Law Society General Conditions of Sale
2001 Edition
© Law Society of Ireland

PARTICULARS AND TENURE

MEMORANDUM OF AGREEMENT made this                        day of                                      2005

BETWEEN

QUANTUM PEREPHERAL PRODUCTS (IRELAND) LIMITED having its registered office 25/28 North Wall Quay, Dublin 1.

                                                                                                       (VENDOR)

AND

RONAN EGAN (IN TRUST) C/O 88 HARCOURT STREET, DUBLIN 2

                                                                                                       (PURCHASER)

whereby it is agreed that the Vendor shall sell and the Purchaser shall purchase in accordance with the annexed Special and General Conditions of Sale the property described in the within Particulars at the Purchase Price mentioned below

Purchase Price   €5,000,000                 Closing Date:       3 April 2006

less deposit        €500,000                 Interest Rate:       12 per cent per annum

Balance         €4,500,000

SIGNED          _/s/ SHAWN HALL__________           SIGNED                /s/ RONAN EGAN (IN TRUST)

                   _Quantum PPL_______________                                    ___________________________
                          (Vendor)                                                                   (Purchaser)

Witness          __/s/ K. HOWELL____________          Witness                  _James Reilly_________________

Occupation       _Attorney___________________          Occupation              _Trainee Solicitor______________

Address          _1650 Technology Dr St 700 ___           Address                 _88 Harcout St, Dublin 2_________

                  _San Jose, CA 95110        ___

PARTICULARS AND TENURE

LOT 1

ALL THAT AND THOSE the lands comprised in folio 4737L of the Register of Leaseholders, County Louth.

HELD under an indenture of lease dated 29 June 1992 and made between Industrial Development Authority and Quantum Peripheral Products (Ireland) Limited (Lease No. 1)  for a term of 999 years from 1 June 1992 subject to a yearly rent thereby reserved and the covenants and conditions therein contained.

LOT 2

ALL THAT AND THOSE the lands comprised in folio 4883L of the Register of Leaseholders, County Louth.

HELD under an indenture of lease dated 15 May 1995 and made between Forfás and Quantum Peripheral Products (Ireland) Limited (Lease No. 2) for a term of 999 years from 1 June 1994 subject to a yearly rent thereby reserved and the covenants and conditions therein contained.

DOCUMENTS SCHEDULE

1. Certified copy Folio 4737L County Louth.

2. Certified copy Folio 4883L County Louth.

3. Original Lease No. 1.

4. Original Lease No. 2

5. Certified copy instrument No. C6303/92.

6. Certified copy instrument No. C4187/94.

7. Certificate of Incorporation of Quantum Peripheral Products (Ireland) Limited.

8. Memorandum and Articles of Association of Quantum Peripheral Products (Ireland) Limited.

9. Architect’s Certificate of Compliance of Lorcan Lyons dated 31/01/06.

SEARCHES SCHEDULE

None.

SPECIAL CONDITIONS

1.        Save where the context otherwise requires or implies or the text hereof expresses to the contrary, the definitions and provisions as to interpretation set forth in the within General Conditions shall be applied for the purposes of these Special Conditions.

2.        The said General Conditions shall:

   2.1.     apply to the sale in so far as the same are not hereby altered or varied, and these Special Conditions shall prevail in case of any conflict between them and the General Conditions

   2.2.     be read and construed without regard to any amendment therein, unless such amendment shall be referred to specifically in these Special Conditions.

3.

(a)        In this Special Condition:

“VAT” means Value Added Tax,
“VAT Act” means the Value Added Tax Act, 1972 (as amended) and related VAT regulations,
“Interest” has the meaning attributed to an “interest” in Section 4(1)(b) of the VAT Act,
“Economic Value” has the meaning attributed to that term in Section 4(3A)(d) of the VAT Act; and
“Assignment”, “Surrender” and “Immovable Goods” have the meanings attributed to those terms by Section 1 of the VAT Act.

(b)        Subject as may be provided in any other sub-clause of this Condition 3, the Purchaser shall pay to the Vendor the amount of any VAT as shall be exigible in relation to the Sale, same to be calculated in accordance with the provisions of the VAT Act and the Purchaser shall pay this amount to the Vendor on the later of the completion of the Sale or where an invoice is required to be issued by the Vendor in accordance with the provisions of the VAT Act on delivery of such invoice to the Purchaser.

(c)        In the case where the Sale is by way of Assignment or Surrender of an interest in Immovable Goods and the Purchaser is a person referred to in one or more of (a), (b) or (c) of Section 4(8) of the VAT Act, which status the Purchaser hereby warrants to the Vendor, the provisions of Special Condition 3(b) shall not apply and the Purchaser shall account for any VAT arising in relation to the Assignment or Surrender to the Revenue Commissioners in accordance with Section 4(8) of the VAT Act.  The Purchaser shall indemnify and keep indemnified the Vendor against any loss, cost or liability which arises from the Purchaser failing to account for VAT in accordance with this obligation.

4.        Title

Title to the Subject Property shall consist of folios 4737L and 4883L County Louth together with Lease 1 and Lease 2.

5.        Closing Date

The Closing Date for this transaction will be 3 April 2006 and time shall be of the essence in this regard.

6.       Ground Rents

The Purchaser shall not call for any allowance on closing in respect of any ground rent payable out of the Subject Property under Lease 1 and Lease 2 where same has not been demanded.  The Vendor shall provide on closing a declaration stating that no such ground rent has been demanded for upwards of six years and that the purchaser shall nor raise any objection or requisition in this regard.

7.        Contracts

The contracts for sale in duplicate shall be signed and returned by the Purchaser to the Vendor (or its solicitors) together with a bank draft for the sum of €400,000 (representing the balance deposit) on or before 17 February 2006.

8.        Identity

The Vendor shall not be required to furnish any evidence of the identity of the Subject Property or to relate same to any former descriptions of the Subject Property beyond what may be afforded to the Purchaser by the documents of title produced in the Documents Schedule, nor shall the Vendor be required to reconcile differing descriptions in any documents of title or the maps on or annexed to any documents of title or to reconcile same with the Subject Property as it appears on the ground.  The Vendor shall not be obliged to define or identify the various parts of the Subject Property or to reconcile same with or identify same by reference to the documents of title in the Documents Schedule.  The Purchaser shall be deemed to have satisfied itself in relation to all matters pertaining to the identity of the Subject Property and the boundaries thereof prior to the execution hereof and shall raise no objection, requisition or enquiry in this regard.  Condition 14 is hereby deleted.

9.       Condition of the Subject Property

General Conditions 15 and 16 of the General Conditions shall not apply to the extent that the Purchaser shall be deemed to purchase with full notice of the actual state and condition of the Subject Property and subject to all leases and documents mentioned in the Particulars and Tenure.  No warranty or representation is being given or shall be deemed to be given by the Vendor in relation to compliance with any law relating to the environment whether Irish Law, European Community Law, any common or customary law or Legislation and/or any order, rule, regulation, directive, statutory instrument bye law or any legislative measure thereunder and it shall be a matter for the Purchaser to satisfy itself in this regard prior to the execution of this contract.

10.      Planning

   10.1.     For the purposes of this condition “the Planning Acts” shall mean the Local Government (Planning and Development) Acts 1963 to 1999, the Planning and Development Act 2000, the Planning and Development (Amendment) Act 2002, the Local Government (Sanitary Services) Act 1878 to 1964, the Building Control Act 1990, the Fire Services Act 1981, the Safety Health and Welfare at Work Act 1989 and any other statutory enactments, amendments and re-enactments thereof any rules and regulations whatsoever made thereunder and any local authority requirements regulating the use of  or the carrying out of works to or the development of property.

   10.2.     The Vendor shall furnish the Purchaser with the original of document number 9 of the Documents Schedule only and no other planning documents will be provided.  It shall therefore be a matter for the Purchaser to satisfy itself prior to the execution of this Contract as to the full planning status of the Subject Property in the context of the Planning Acts and the extent to which the Planning Acts have been complied with.  No objection, requisition or enquiry shall be raised in relation to any matter connected with the said document or with the Planning Acts or any planning permissions, fire safety certificates, commencement notices or other statutory consents or procedures whether required or obtained in relation to the Subject Property or the use thereof.

   10.3.     The Vendor warrants that it is not aware of and has received no notices from any competent authority in relation to any alleged breach by it or its predecessors in title of any of the Planning Acts in relation to the Subject Property.

   10.4.     Subject as aforesaid General Condition 36 is hereby amended according.

11.      Forfás Change of Name

The Purchaser shall raise no objection, requisition or enquiry in relation to the change of name from the IDA to Fórfas and the names Fórfas and IDA shall be used interchangeably.

12.      Entire Agreement

The Purchaser agrees and accepts that no information, statement, description, quantity or measurement contained in any advertisements or given orally or contained in any brochure, letter, report or handout issued by or on behalf of the Vendor or its architects, engineers or agents in respect of any of the Subject Property (whether or not in the course of any representation or negotiations leading to the sale) shall constitute a representation inducing the Purchaser to enter into the sale or any condition or warranty forming part of this agreement and any information, statement, description, quantity or measurement so given or contained in any such advertisement, brochure, letter, report or handout issued by or on behalf of the Vendor, its architects, engineers or agents are for illustration  purposes only and are not to be taken as matters of fact and that any mistake, omission, inaccuracy or misdescription given orally or in the form of any advertisement, brochure, letter, report or handout by or on behalf of the Vendor, its architects, engineers or agents (whether or not in the course of any representation or negotiations leading to the sale) shall not give rise to any right of action, claim or entitlement to compensation against or from the Vendor, its architects, engineers or agents, under this agreement or otherwise or any right of rescission or termination.  This contract (including the supporting documents furnished herewith) comprises the entire of the agreement between the Vendor and the Purchaser.  Any statement, representation or warranty whatsoever made by the Vendor, its agents or employees during the course of negotiations leading to the Sale which are not herein contained and set forth are hereby treated as having been withdrawn and will have no force or effect at law whatsoever.  General Condition No 33 shall be read subject to this condition.

13.      Vacant Possession

The Vendor shall deliver vacant possession of the Subject Property to the Purchaser on 1 August 2006 (Vacant Possession Date) unless an alternative date has been agreed in writing by the Vendor and the Purchaser.  The Vendor shall however continue to occupy portions of the Subject Property (such portions to be agreed in writing by the Vendor and the Purchaser) from the Closing Date until the Vacant Possession Date (Interim Period).  On the Closing Date, the Purchaser shall grant without charge to the Vendor an exclusive licence (in the form of the Licence at Appendix 2) to occupy the Subject Property and to use same for the purpose of the Vendors trade and business.  This Licence shall be for a period from the Closing Date until 1st August 2006 and General Condition 21 shall be amended accordingly.

14.      Interim Period

During the Interim Period the Vendor will be responsible for all costs associated with the maintenance use and enjoyment of the Subject Property, which  costs shall include Local Authority rates, insurance, service charge and operating expenses.  For the avoidance of doubt no rent shall be paid by the Vendor to the Purchaser during the Interim Period.

It has been agreed by the Parties that during the Interim Period the Purchaser on giving at least 48 hours prior notice to the Vendor of its intention and the Vendor consents thereto that the Purchaser shall be allowed access to certain parts of the Subject Property at reasonable times, such times to be agreed by the Vendor prior to such access and the Purchaser shall be allowed, with the prior consent of the Vendor, to use certain parts of the Subject Property for storage purposes only on terms to be agreed between the parties.

For the avoidance of doubt the Vendor shall during the Interim Period occupy the Subject Property as an exclusive licensee and shall retain control of the Subject Property.

15.      Contents

Included in the Purchase Price are all fixtures and fittings in the Subject Property save the following:

*    15 complete office workstations (walls, desks, chairs, file stores/shelves);

*    all computers, printers, servers, phone handsets, polycoms, conference room projectors, product manufacturing support (production workstations and roller conveyors) (but for the avoidance of doubt shall not include the main phone switch).

and in accordance with the Contents Schedule attached hereto at Appendix 1.

16.      ESB Substation

There is a right of way reserved in favour of the ESB under a lease dated 6 April 1993 made between the Vendor and the ESB to access the ESB Substation registered on Folio 4737L from the public road.  The purchaser will be furnished with Document 6 of the Document Schedule hereto and shall not raise any objection, requisition or enquiry in relation to this substation or right of way or the Vendor’s obligations (if any) in relation to it.

17.      Works

On or before the Closing Date the Vendor shall have completed the following works (at the Vendor’s expense) to the Subject Property, the extent of such works having been agreed between the Vendor and the Purchaser prior to the Closing Date.

   17.1.     Repairing a leak in the roof of the Subject Property.

   17.2.     Carrying out repair works to settlement cracking on the brick façade of the main building of the Subject Property.

The Purchaser purchases with the knowledge that these works shall be carried out in consultation with the Purchaser and that the Purchaser is satisfied that the works shall have been carried out in accordance with the agreement with the Vendor on or before the Closing Date.  The Purchaser shall have no recourse in regard to these works after the Closing Date and the Purchaser shall be satisfied that the works have been carried out in compliance with any approvals, consents and permissions, if applicable, subject to consultation with the Purchaser.

APPENDIX 1

Contents Schedule

Special Condition

5.         The Closing Date for this transaction shall take place seven days after the formal written consent of the IDA to the sale of the subject Property by the Vendor (Consent) is received by the Vendor and notified to the Purchaser and time shall be of the essence in this regard,

            PROVIDED THAT if the Consent is not received by the Vendor on or before the 24 June 2006 (being the date on which the Grant Agreement affecting part of the Subject Property expires) the Closing Date shall be 30 June 2006.

For the avoidance of doubt, if the Closing Date is extended, Special Conditions 13 and 14 shall be read as if the extended Closing Date was the "Closing Date".

Exhibit 10.2

This Licence Agreement made the 2 day of May 2006

BETWEEN:

1.     CIARAN O’ DONOGHUE AND NUIALL O’ DONOGHUE of  “Tir-na Og”, New Golf Links Road, Blackrock, County Louth, and of “Saoirse”, Blackrock, County Louth respectively (hereinafter jointly called “the Licensor” which expression shall where the context so admits or requires includes its successors in title, personal representatives, administrators and permitted assigns and any person entitled to the reversion immediately expectant on the determination of  the period created by this Licence) of the one part and;

2.      QUANTUM PERIPHERAL PRODUCTS (IRELAND) LIMITED having its registered office at 25/28 North Wall Quay, Dublin 1 (hereinafter  called “the Licensee” which expression shall where the context so admits or requires includes its invitees and employees) of the other part.

WITNESSES as follows:

Definitions and Interpretation

In this Agreement the following expressions shall have the following meanings unless inconsistent with the context: -

“the Licence”               means the licence granted subject to the terms and conditions of this Agreement.

“the Transfer”              means the Deed of Transfer of even date and made between the Licensee of the one part and the Licensor of the other part.

“the Licensed Premises”   means the industrial unit at Finnabair Industrial Park, Dundalk, County Louth being the property the subject of the Transfer.

“the Commencement

Date”                        means the date of the Transfer.

“the Licence Period”       means the period from the Commencement Date until the 1st August 2006.

“the Permitted Use”         means use for manufacturing and ancillary purposes in accordance with the Licensee’s trade and business.

1.1     Where there is more than one Licensee, all the undertakings can be enforced against all of the Licensees jointly and against each individually

1.2     A reference to an Act of the Oireachtas refers to that Act as it applies at the date the Licence and any later amendment or reinactment of it.

1.3     Any undertaking of the Licensee not to do any act or thing includes an obligation not to permit or suffer such act or thing to be done and to use best endeavours to prevent such act or thing being done by another person.

1.4     The expiration or determination of this Licence howsoever arising shall not affect such of the provisions hereof as are expressed to operate or have effect thereafter and shall be without prejudice to any right of action already accrued to either party in respect of any breach of this Licence by the other party.

THE PARTIES HEREBY AGREE AND DECLARE as follows;

2.     GRANT OF LICENCE

2.1     In consideration of the payment of €10.00 to the Licensor (the receipt of which is hereby acknowledged) and the undertakings hereinafter contained on the part of Licensee to be observed and performed, the Licensor hereby grants to Licensee the exclusive right and licence to use the Licensed Premises for the Permitted Use for the Licence Period.

2.3.     The Licensee hereby indemnifies and agrees to keep indemnified, the Licensor, from and against all costs, claims, expenses, actions, damage, demands incurred, caused by or arising from the use by the Licensee, its contractors or agents of the Licensed Premises, or the carrying out of any works on or in relation to the Licensed Premises.

3.     LICENSEE’S UNDERTAKINGS

The Licensee agrees and undertakes with the Licensor as follows:-

3.1     To pay all outgoings within 7 days of demand of whatsoever nature incurred in respect of the Licensed Premises during the Licence Period (together with VAT payable thereon on foot of a valid VAT invoice) and, in particular, to pay and discharge the following:-

     (a) All rates, taxes, assessments, outgoings and impositions, including commercial rates and water rates;

     (b) All reasonable costs as shall be expended by the Licensor in insuring the Licensed

         Premises in accordance with Clause 4.1 hereof;

     (c) Any service charge payable in respect of the Licensed Premises.  .

3.2     Not to use or occupy the Licensed Premises or permit same to be used or occupied otherwise than for the Permitted Use or for any purpose (save with the prior written approval of the Licensor) such approval not to be unreasonably withheld or delayed or in any manner inconsistent with such user or occupation.

3.3.    The Licensee shall be responsible for the cleaning (when necessary), maintenance and the repair of the Licensed Premises and shall maintain same in good order, repair and condition.

3.4.    The Licensee shall on the termination of the Licensee’s right to occupy the Licensed Premises provided for by this Agreement, yield up the Licensed Premises in such good and substantial repair and condition as shall be in accordance with the undertakings on the part of the Licensee herein contained and if any licence or consent granted by the Licensor pursuant to the provisions of this Licence and in case any of the Licensor’s fixtures and fittings shall be missing, broken, damaged or destroyed and where beyond economic repair to forthwith replace them with others of a similar kind and of equal value and to remove from the Licensed Premises any moulding, sign, writing or painting of the name of the Licensee and if so required by the Licensor acting reasonably, but not otherwise, to remove and make good to the original prevailing condition, all alterations or additions made to the Licensed Premises by the Licensee including the making good of any damage caused to the Licensed Premises by the removal of the Licensee’s fixtures, fittings, furniture and effects.

3.5.    the Licensee shall effect and keep in force during the Licence Period such public liability, employer’s liability and other policies of insurance (to the extent that such insurance cover is available) as may be reasonably necessary to cover the Licensee against any claim arising either directly or indirectly out of the licence hereby granted and to maintain such insurance for the benefit of the Licensor as well as the Licensee AND whenever required to do so by the Licensor, to produce to the Licensor at the Licensor’s cost the said policy or policies together with satisfactory evidence that the same is/are valid and subsisting and that all premiums due thereon have been paid.

3.6.    The Licensee and the Licensor shall refrain from doing any act which would render any insurance policy on the Licensed Premises void or voidable or which would increase the insurance premium.

3.7.    The Licensee must not knowingly use the Licensed Premises in such a way as to cause any nuisance, damage, disturbance, annoyance, inconvenience or interference to the adjoining or neighbouring property or to the owners, occupiers, employees, patients or visitors of any adjoining or neighbouring property.

3.8.    The Licensee must not obstruct any part of the Licensed Premises, or make it dirty or untidy,

or leave any rubbish on it.

3.9.    The Licensee shall not knowingly bring into the Licensed Premises or keep in or on the Licensed Premises any article or thing which is or might become dangerous, offensive, unduly combustible or inflammable radio-active or explosive or which might unduly increase the risk of fire or explosion.

3.11.   The Licensee shall not make any alterations or additions to the Licensor’s fixtures in the Licensed Premises without obtaining the prior written consent of the Licensor, such consent not to be unreasonably delayed or withheld and not to make any alterations or additions whatsoever of a structural nature to the Licensed Premises unless agreed with the Licensor.

3.12.   To comply with all reasonable regulations made by the Licensor from time to time and notified to the Licensee in writing for the general management, use and enjoyment and security of the Licensed Premises.

3.13.   The Licensee shall not assign, sublet, part with or share possession of the Licensed Premises or any part thereof or allow any other person to have use thereof or purport to do any such thing, save if agreed between the parties.

3.14.   The Licensee shall comply fully with all requirements of any governmental, local or other authority having jurisdiction in the matter relating to the Licensed Premises and the use and occupation thereof by the Licensee and shall indemnify and save harmless the Licensor against all proceedings, costs, demands and otherwise arising from any non-compliance by the Licensee, with any such requirements.

4.      LICENSOR’S UNDERTAKINGS

The Licensor undertakes and agrees with the Licensee as follows:-

4.1.    To insure the Licensed Premises (but not any property of the Licensee) against fire and such other risks as the Licensor in its discretion acting in a proper and reasonable manner may decide.

5.      MATTERS AGREED BETWEEN THE LICENSOR AND LICENSEE

5.1      Assignment Prohibited

The benefit of this Licence is personal to the Licensee and not assignable and shall not be assigned, transferred, let, licensed or under-let to any other person or entity, and the rights given in Clause 2 of this Agreement may only be exercised by the Licensee and its employees and invitees.

5.2     Liability Excluded

For the avoidance of doubt, any personal effects or belongings of the Licensee or its employees and invitees are at all times the risk of the Licensee and its invitees and employees.

5.3     Licence Only

This Licence is not intended nor shall it operate or be deemed to operate either at law or in equity as a demise of the Licensed Area nor shall the Licensee have or be entitled to any estate right or interest in any property the subject of this Licence nor shall the relationship of landlord and tenant exist or arise or be deemed to exist or arise between the parties hereto.

5.4      Notices

Any demand or notice required to be made, given to, or served on either party pursuant to the provisions of this Agreement shall be duly and validly made, given or served if addressed to the Licensor or the Licensee respectively (and, if there shall in either case be more than one of them, then to any one of them) and delivered personally, or sent by pre-paid registered or recorded delivery mail, or sent by telex or telegraphic facsimile transmission addressed to its last known address or (in the case of a notice to the Licensee) to the Licensed Premises.

5.5.    Laws/Jurisdiction

This Agreement shall be governed by and construed in accordance with the Laws of the Republic of Ireland and the Licensee hereby exclusively submits to the Jurisdiction of the Courts of the Republic of Ireland.

5.6.    Arbitration

Any dispute or difference which shall arise touching the provisions of this Agreement or the operation or construction thereof or the rights and liabilities of the Licensor and the Licensee hereunder shall be referred to the arbitration of a single arbitrator to be appointed by agreement between the Licensor and the Licensee or in default of agreement to be appointed on the application of either party by the President for the time being of the Incorporated Law Society of Ireland such appointed arbitrator being either a Solicitor or Quantity Surveyor of  at least seven years standing and experienced in property development and the Arbitration Acts of 1954 to 1998 or any statutes in that behalf for the time being in force shall apply accordingly PROVIDED HOWEVER that if the Arbitrator shall relinquish his appointment or die, or if it shall become apparent that for any reason he shall be unable or shall become unfit or unsuited (whether because of bias or otherwise) to complete his duties, or if he shall be removed from office by Court Order, a substitute may be appointed in his place and in relation to any such appointment the procedures herein before set forth shall be deemed to apply as though the substitution were an appointment de novo which said procedures may be repeated as many times as may be necessary. Any determination by the arbitrator shall be binding on the parties and any arbitrator so appointed shall be required to give his determination on any matter referred to him within seven days of such referral.

6.      IT IS HEREBY AGREED AND ACKNOWLEDGED BY THE PARTIES as follows:-

6.1.    (a)     that the Licensor is not responsible for nor does the Licensor have any liability to the Licensee or any other party for the security and safety of the Licensee’s contents in the Licensed Premises and the Licensor shall bear no responsibility for any items lost or stolen from the Licensed Premises.

        (b)     that the Licensee is not responsible for nor does the Licensee have any liability to the Licensor or any other party for the security and safety of the Licensor’s contents in the Licensed Premises.

6.2.    During the Licence Period:-

6.2.1   The Licensee shall not be at liberty to enter into any contractual agreements on behalf of the Licensor.

SIGNED SEALED AND DELIVERED BY

CIARAN O’ DONOGHUE                                                                  /s/ CIARAN O’ DONOGHUE

In the presence of :

   /s/ Ronan Egan

   Solicitor

   Dublin 2

SIGNED SEALED AND DELIVERED BY

NIALL O’ DONOGHUE                                                                     /s/ NIALL O’ DONOGHUE

In the presence of :

   /s/ RONAN EGAN

   Solicitor

   Dublin 2

PRESENT WHEN THE COMMON SEAL

OF THE LICENSEE

was affixed hereto:

    /s/ SHAWN HALL                                                                        /s/ KENNETH FAULKNEE
       (DIRECTOR)                                                                         Goodbody Secretarial Limited
                                                                                                       (SECRETARY)

LAND REGISTRY

COUNTY LOUTH                                                                                                             FOLIOS 4737L AND 4883L

TRANSFER dated the 2nd day of May Two Thousand and Six QUANTUM PERIPHERAL PRODUCTS (IRELAND) LIMITED, a Limited Liability Company (hereinafter called “the Vendor ” which expression shall where the context so admits or requires include its successors in title and assigns) the registered owner as beneficial owner, in consideration of the sum of €5,000,000 (five million euro)   (the receipt of which is hereby acknowledged) HEREBY TRANSFERS all the leasehold interest described in Folios 4737L and 4883L of the Register of Leaseholders County Louth to CIARAN O’DONOGHUE AND NIALL O’DONOGHUE (hereinafter called “the Purchasers” which expression shall where the context so admits or requires include their and each of their executors administrators and assigns) as tenants in common in equal shares.

The Purchasers hereby covenant with the Vendor that they will henceforth during the continuance of the term pay the rent and perform and observe the covenants on the part of the lessee to be performed and observed and the conditions contained in a Lease dated 29th day of June 1992 and made between the Industrial Development Authority of the one part and Quantum Peripheral Products (Ireland) Limited of the other part and will at all times indemnify and keep the Vendor its successors in title and assigns effectually indemnified against all actions and proceedings, costs, damages, expenses, claims, and demands whatsoever by reason or on account of their failure to pay the rent or any part thereof as aforesaid or the breach, non-performance or non-observance by them of the said covenants and conditions or any of them.

The Purchasers hereby further covenant with the Vendor that they will henceforth during the continuance of the term pay the rent and perform and observe the covenants on the part of the lessee to be performed and observed and the conditions contained in a Lease dated 15th day of  May 1995 and made between Forfas of the one part and Quantum Peripheral Products (Ireland) Limited of the other part and will at all times indemnify and keep the Vendor its successors in title and assigns effectually indemnified against all actions and proceedings, costs, damages, expenses, claims, and demands whatsoever by reason or on account of their failure to pay the rent or any part thereof as aforesaid or the breach, non-performance or non-observance by them of the said covenants and conditions or any of them.

The addresses and descriptions of the Purchasers in the State for the service of notices is as follows:

Ciaran O’Donoghue of “Tir-na Og”, New Golf Links Road, Blackrock, County Louth, Company Director.

Niall O’Donoghue of “Saoirse”, Blackrock, County Louth, Company Director.

IT IS HEREBY CERTIFIED AS FOLLOWS:-

1.      That Section 53 (lease combined with building agreement for dwellinghouse/apartment) of the Stamp Duties Consolidation Act 1999 does not apply to this instrument.

2.      That the consideration (other than rent) for the sale/lease is wholly attributable to property which is not residential property.

PRESENT when the COMMON SEAL

of QUANTUM PERIPHERAL PRODUCTS (IRELAND) LIMITED

was affixed hereto:

    /s/ SHAWN HALL                                                                        /s/ KENNETH FAULKNEE
       (DIRECTOR)                                                                         Goodbody Secretarial Limited
                                                                                                       (SECRETARY)

SIGNED SEALED and DELIVERED

by CIARAN O’DONOGHUE                                                                  /s/ CIARAN O’ DONOGHUE

in the presence of:-

   /s/ RONAN EGAN

   Solicitor

   Dublin 2

SIGNED SEALED and DELIVERED

by NIALL O’DONOGHUE                                                                     /s/ NIALL O’ DONOGHUE

in the presence of:-

    /s/ RONAN EGAN

   Solicitor

   Dublin 2